UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 14, 2005

Abgenix, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-24207	94-3248826
(Commission File Number)	(IRS Employer Identification No.)

6701 Kaiser Drive, Fremont California	94555
(Address of Principal Executive Offices)	(Zip Code)

510-284-6500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

Abgenix, Inc. (the “Company” or “Abgenix”) has entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 14, 2005, with Amgen Inc. (“Parent”) and Athletics Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of Parent.

The Merger Agreement provides for, among other things, the merger (the “Merger”) of Merger Sub with and into the Company, pursuant to which each outstanding share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) will be converted into the right to receive $22.50 in cash, without interest.  In addition, the Merger Agreement provides that each outstanding option to purchase shares of Company Common Stock with an exercise price in excess of $30.00 and each outstanding stock purchase right issued by the Company will become fully vested and exercisable upon notice by the Company prior to the Merger and will terminate if not exercised prior to the Merger.  Each outstanding option to purchase shares of Company Common Stock with an exercise price less than or equal to $30.00 will be converted into an equivalent option to acquire shares of the common stock, par value $0.0001 per share, of Parent.  Each other right to acquire or receive shares of Company Common Stock or benefits measured by the value of shares of Company Common Stock and each award consisting of shares that may be held, awarded, outstanding, payable or reserved for issuance under the Company’s equity plans and any other Company benefits plans will be deemed to be converted into the right to acquire or receive equivalent rights to receive stock or stock units under Parent’s equity plans.

The Board of Directors of the Company (the “Board”) has unanimously approved the Merger Agreement.  The Board received an opinion of Goldman, Sachs & Co., the Company’s financial advisor, that the consideration to be paid in the Merger is fair, from a financial point of view, to holders of Company Common Stock.  The Merger Agreement contains certain representations and warranties between Parent and Merger Sub, on the one hand, and the Company, on the other.  The parties also have agreed to certain covenants and agreements, including, with respect to the operation of the Company’s business between signing and closing, the solicitation of proposals with respect to alternative transactions, governmental filings and approvals, public disclosure, employee benefits and similar matters.

The Merger Agreement may be terminated: (i) by mutual consent of the parties, (ii) by Parent or the Company if the Merger has not been completed by September 30, 2006, (iii) by Parent or the Company if the Merger is enjoined, (iv) by Parent or the Company upon an incurable material breach of the Merger Agreement by the other party, (v) by Parent or the Company if the Company’s stockholders fail to approve the Merger, (vi) by Parent if the Company withdraws its recommendation of the Merger, approves or recommends an alternate proposal, fails to recommend that the stockholders not tender their shares within 10 business days from commencement of a tender offer, materially breaches its non-solicitation obligations under the Merger Agreement or fails to hold its stockholder meeting or stockholder vote in respect of the Merger, or (vii) by the Company to accept a superior proposal; provided that prior to the Company’s termination of the Agreement to accept a superior proposal, the Company gives Parent prior notice and agrees to revise the Merger Agreement.  Under certain circumstances, the Company would be required to pay a $75,000,000 termination fee to Parent in the event of termination of the Merger Agreement.

Consummation of the Merger is subject to the satisfaction of certain conditions including, among others, (i) approval of the Merger by the stockholders of the Company, (ii) receipt of required regulatory approvals, including the expiration of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended and (iii) no material adverse effect having occurred in respect of the Company.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Participants in Solicitation

Amgen Inc. (“Amgen”) and Abgenix, Inc. (“Abgenix”) and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Abgenix stockholders in connection with the merger.  Information about the directors and executive officers of Amgen and their ownership of Amgen’s stock is set forth in the proxy statement for Amgen’s 2005 Annual Meeting of Stockholders.  Information about the directors and executive officers of Abgenix and their ownership of Abgenix’s stock is set forth in the proxy statement for Abgenix’s 2005 Annual Meeting of Stockholders.

Additional Information About the Acquisition and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Abgenix by Amgen.  In connection with the proposed acquisition, Amgen and Abgenix intend to file relevant materials with the SEC, including Abgenix’s proxy statement.  STOCKHOLDERS OF ABGENIX ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ABGENIX’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors will be able to obtain the documents free of charge at the SEC's web site, http://www.sec.gov, and Abgenix stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Abgenix.  Such documents are not currently available.

Item 7.01               Regulation FD Disclosure

On December 14, 2005, Abgenix and Parent issued a joint press release announcing the Merger.  A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Item 7.01 is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the information by reference.  By including this Item 7.01 disclosure in the filing of this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained herein is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time.  The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although the Company may do so from time to time as it believes is warranted.  Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934.  Such forward-looking statements are subject to uncertainties that could cause actual future events and results of the Company and Parent to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions that the Company believes are reasonable but are not guarantees of future events and results.

Actual future events and results of the Company may differ materially from those expressed in these forward-looking statements as a result of a number of important factors.  Factors that could cause actual results to differ materially from those contemplated above include, among others: the financial performance of Abgenix through the completion of the Merger, satisfaction of the closing conditions set forth in the Merger Agreement, including the approval of Abgenix stockholders and regulatory approvals, the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, the failure of the Merger to close for any reason, business uncertainty and contractual restrictions during the pendency of the Merger, a significant delay in the expected completion of the Merger, regulatory review and approvals, the uncertainty of the outcome of research and development activities, manufacturing capabilities and difficulties and the complexity of the Company’s products, competition generally and the increasingly competitive nature of the Company’s industry, litigation, stock price and interest rate volatility, marketing effectiveness, liability from as-yet-unknown litigation and claims and changes in laws, including tax laws, that could affect the demand for Company’s products.  In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions and governmental and public policy changes.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause the Company’s actual results to differ materially from those contemplated in the forward-looking statements included in this Current Report on Form 8-K should be considered in connection with information regarding risks and uncertainties that may affect the Company’s future results included in the Company’s filings with the Securities and Exchange Commission at www.sec.gov.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

2.1	Agreement and Plan of Merger, dated as of December 14, 2005, among Amgen Inc., Athletics Merger Sub, Inc. and Abgenix, Inc.

99.1	Joint Press Release, dated December 14, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABGENIX, INC.

	By:	/s/ H. Ward Wolff
H. Ward Wolff
Chief Financial Officer and Senior Vice President, Finance
Date: December 14, 2005

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 14, 2005, among Amgen Inc., Athletics Merger Sub, Inc. and Abgenix, Inc.

99.1	Joint Press Release, dated December 14, 2005.